Investor Presentation

March 2004

Company Overview

Safe Harbor Statement . . .

Statements made during today’s presentation may include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks and uncertainties. These risks include the risks summarized in the Company’s filings with the SEC, especially the section entitled “Risk Factors” in its Annual Report on Form 10-K.

Time Warner Telecom Inc. is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

The “Last-Mile” Business Solution

• Local company with a national presence

• Network Integrator

• Complex data & voice solutions

• Local fiber facilities

• Delivering a better value

We Have Unique Assets . . .

The Network —

• Fiber facilities –over 18,000 route miles

• Last mile local loop

• Lit fiber –to nearly 4,200 buildings

• National Footprint

• Network proximity –to thousands of buildings

Its Value —

• Quality of Service for demanding enterprise customers

• Diverse alternate network

• Growing demand for fiber enabled services

• Increased control over margins

• Multi-location customer needs

Our Product Set Is Expanding . . .

Product Set	1998	Today
Transport	Local Private Line (DS-1/3, OC-3/12) Long Haul Private Line (DS-1/3)	Local Private Line (DS-1/3, OC-3/12/48/192) Long Haul Private Line (DS-1/3, OC-3/12/48/192) Wavelengths @ 2.5G, 10G
Switched Services	Local Voice (PRI, Digital Trunks)	Local Voice (PRI, Digital Trunks) Long Distance Integrated Access (IP, TDM, n x T1)
Data & Internet		Internet – DS-0 to Gigabit Ethernet Native LAN Customer Direct Native LAN Switched Native LAN SONET Native LAN Extended Native LAN Storage Transport (ESCON, FICON, Fiber Channel)

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
6

Our Competitive Landscape…

Primary

The Players Primary Market Competitor (1)

IXCs LD with local initiatives ILECs

IXCs, Cable &

ILECs Local with LD initiatives

CLECs

TWTC –

Local ILECs, CLECs

Facilities Based

Emerging Long Haul Long Haul Transport IXCs

Cable Local ILECS

Other CLECs Local – Small Customer Focus ILEC, CLECs

(1) This reflects TWTC’s assessment of general market players and performance.

. . . TWTC— a Differentiated Position

Why Ethernet is the New Public Network. . .

• Pervasive – It’s Everywhere In The Enterprise

– Networking technologies — around for over 30 years

– LAN components—Highly commoditized

• Built into virtually all PCs

• Ports available to nearly every business desktop

• In every router, switch at a fraction of the cost of a SONET or DS-n interface

• Familiar to Customers

– Virtually all businesses use Ethernet

– Known and understood bandwidth management

• Can carry both Voice and Data

• Highly Scalable

– 10 Megabits per second to 10 Gigabits – TODAY!

– 10 Meg = 6 T-1s; 1 Gig = 24 DS-3s or 672 T-1s

A Logical Migration—LAN to the Wide Area

First Magnus—

Extended Native LAN Service

Extended Native LAN

Local	Native LAN @ 100 Mbps

Extended Native LAN Between Tucson, Austin and Ontario, CA

TWTC	Internet Access
VersiPak	to Branch Office Locations
PRI	Service for Voice
Private	Line DS-1/3
Potential	E-NLAN to Dallas, Hawaii

We offer a better value & solution

TWTC Offers a Lower Total Cost of Ownership

Can’t Do This Application With Frame Relay

Lower CPE Cost for customer

More than 40% Less Expensive than RBOC Private Line

More than 40% Less than RBOC ATM

Native LAN Value

Plug ‘n Play

Ethernet ports typically in place

Highly Scalable

(well beyond Frame Relay)

2 Mb to 1 Gig

Robust Internet Access

Easily Layer on Additional Applications

Voice over IP Platform

Ethernet Ports Much Less Expensive

Issues For Our Competitors

Fiber deployment to end-user buildings Metro Ethernet requires new infrastructure deployment Cannibalizes Frame Relay and ATM network service revenues

Continued Product Development . . .

Data & Security / Firewall

Internet VPN Virus Scanning Extended Native LAN SPAM Control

Switched VoIP Disaster Recovery Hosted Telephony

Services

SIP / H.323 Trunks

VoIP—LD Unified Communication

Transport Wavelengths 802.16 Wireless ?

. . . To increase our ‘share of wallet’

Our VoIP Product Strategy . . .

• Rapidly develop and implement new services that create new and incremental sources of revenue

– Cap Legacy Switching Infrastructure – Grow Next-Gen Capabilities

– Implemented Traditional Services Driving New Revenue

– Implement Value Added Services, Creating Customer Loyalty, Stickiness

Packet/IP Infrastructure

Packet/IP Infrastructure

Digital	Trunks
PRIs
Long	Distance
Disaster	Recovery
International	Termination
Calling	Cards
Pre/Post	Paid

Lower Cost Voice

Gateway

SIP Trunks

H.323 Trunks

VoIP “Features” to Digital PBXs

Voice VPN

VoIP Network Peering

Next-Gen IAD

New Revenue

End User

Hosted	Telephony
Unified	Messaging
Multimedia	Conferencing
Distributed	Call Center
Mobility
IM,	Presence Management
WiFi	Integration
HD	Voice

Value Added Applications

2004 Objectives . . ..

• Lever extensive local fiber networks

• Expand service offerings

• Target enterprise customers

• Drive operational efficiencies

• Deliver highest quality customer care and innovation

. . . Fundamentals of Sales Growth

2003 Financial Review

TWTC Financial Highlights …

Proven Team

Effective Cost Management

Disciplined Capital Expenditures

Solid Financial Performance

Excellent Liquidity Position

Higher Quality Customer &

Revenue Mix (1)

A year ago Today

Enterprise/End 37% 48%

Users

Carrier & ISP 48% 41%

Related Parties (2) 6% 5%

Intercarrier

Compensation 9% 6%

100% 100%

(1) Adjusted revenue for the three months ended December 31, 2003 and 2002, excluding WorldCom and reciprocal compensation settlements. (2) Related parties include Time Warner Inc. and Advance/Newhouse.

Quarterly Revenue Mix . . .

$ in millions	Q4 02	Q4 03	Year over Year $	Year over Year %
Adjusted Revenue (1)				
Enterprise	**$63.7**	**$76.2**	**$12.5**	**20%**
Carriers & ISP				
Carrier & ISPs	66.4	60.9	(5.5)	(8%)
WorldCom	14.6	4.7	(9.9)	(68%)
	81.0	**65.6**	**(15.4)**	**(19%)**
Related Parties	**9.9**	**8.6**	**(1.3)**	**(13%)**
Service Revenue Subtotal	**154.6**	**150.4**	**(4.2)**	**(3%)**
Inter-carrier Compensation	**15.3**	**9.8**	**(5.5)**	**(36%)**
Adjusted Revenue	**$169.9**	**$160.2**	**$(9.7)**	**(6%)**
Adjusted EBITDA (2)	**$45.2**	**$49.7**	**$4.5**	**10%**
Adjusted EBITDA Margin (2)	**27%**	**31%**	**400 bps.**	

(1) Excludes WorldCom and reciprocal compensations settlements.

(2) Excludes WorldCom and reciprocal compensation settlements and $7 million of one time cost savings in Q4 2002.

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK

17

Yearly Revenue Mix . . .

$ in millions

	2002	2003	Year over Year $	Year over Year %
Adjusted Revenue [(1)]				
Enterprise	**$237.1**	**$289.7**	**$52.6**	**22%**
Carriers & ISP				
Carrier & ISPs	274.7	250.3	(24.4)	(9%)
WorldCom	67.0	30.7	(36.3)	(54%)
	341.7	**281.0**	**(60.7)**	**(18%)**
Related Parties	**31.8**	**33.4**	**1.6**	**5%**
Service Revenue Subtotal	**610.6**	**604.1**	**(6.5)**	**(1%)**
Inter-carrier Compensation	**65.9**	**47.3**	**(18.6)**	**(28%)**
Adjusted Revenue	**$676.5**	**$651.4**	**$(25.1)**	**(4%)**
Adjusted EBITDA [(2)]	**$163.1**	**$199.0**	**$35.9**	**22%**
Adjusted EBITDA Margin [(2)]	**24%**	**31%**	**700 bps**	

[(1)] *Excludes WorldCom and reciprocal compensations settlements.*

[(2] *Excludes WorldCom and reciprocal compensation settlements and $7 million in one time cost savings in 2002.*

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK
18

Expected Revenue Trends . .

• Enterprise revenue – continued growth

• Carrier & ISP revenue – stabilizing over the longer term

• WorldCom/MCI revenue – stabilizing

• Related Party revenue – decreasing ISP-related revenue

Our Markets Provide Upside. . .

$            in millions Adjusted

Adjusted EBITDA Adjusted

Sorted by 2003 EBITDA Margin Performance: Revenue Margin EBITDA

Top 15 Markets 57% 62% $ 229

Next 15 Markets 32% 45% $ 93

Remaining 14 Markets 11% 5% $ 3

Corporate $ (126)

Total 100% 31% $ 199

(1) For the year ended December 31, 2003, excluding WorldCom and reciprocal compensation settlements.

. . . To enhance our margins

Careful Cash Management

$            in millions

Change in Cash and Key Components of Change in

Marketable Debt Securities Cash & Marketable Debt Securities

(For the 12 months ended 12/31/03):

Balance – Dec. 31, 2003 $ 478.6 EBITDA $ 232.3

Balance – Dec. 31, 2002 506.5 Capital Expenditures (129.7)

Debt service – interest & principal (128.9)

Other changes (1.6)

Net Decrease ($ 27.9) Net Decrease ($ 27.9)

Improved Amortization Schedule

Pre-Feb ‘04 Financing

Pro-forma Feb ‘04 Financing

2004 Objectives

• Churn—lower

• Adjusted(1) Revenue – higher than 2003

• Adjusted(1) EBITDA – higher than 2003

• Capital expenditures – increase from 2003 to about $150-$175 million

(1) Excluding WorldCom and reciprocal compensation settlements in 2003.

… Position TWTC for growth

Other Information

Recent Financing . .. .

•$ 440 million of Senior Notes

Issued by Time Warner Telecom Holdings, Inc.

$240 million of Second Priority Senior Secured Floating Rate Notes due 2011, at LIBOR plus 400 basis points $200 million Senior Notes, due 2014, at 9.25%

• Use of Proceeds & cash on hand

Repay $396 million of existing Senior Secured Debt at Time Warner Telecom Holdings, Inc., plus accrued interest and fees Other corporate purposes

• New $150 million Revolving Credit Facility (undrawn)

Issued by Time Warner Telecom Holdings, Inc.

Capital & Corporate Structure

- Proforma for Financing, as of December 31, 2003

Current

Time Warner Telecom, Inc.

• $400 million 9.75% Senior Notes due 7/15/08

• $400 million 10.125% Senior Notes due 2/1/11

Time Warner Telecom Holdings, Inc.

•$ 800 million Credit Facility

•$ 198 million Del. Draw TL due 12/31/07

•$ 198 million TL B due 3/31/08

•$ 380 million Revolver due 12/31/07 (undrawn)

No Change

Repay Credit Facility Issue new Notes Establish new Revolver

As Adjusted

Time Warner Telecom, Inc. $400 million 9.75% Senior Notes due 7/15/08 $400 million 10.125% Senior Notes due 2/1/11

Time Warner Telecom Holdings, Inc.

•$ 440 million Floating Rate Senior Secured Notes and New Fixed Rate Senior

Notes

•$ 150 million senior secured revolver (undrawn)

Reconciliation[2]. . .

$ in millions	Q4 - 2002	Q4 - 2003	FY 2002	FY 2003
Reported Revenue	$175.1	$169.4	$695.6	$669.6
WorldCom Settlements	-	(9.2)	-	(14.3)
Reciprocal Compensation Settlements	(5.2)	-	(19.1)	(3.9)
Adjusted Revenue [1]	$169.9	$160.2	$676.5	$651.4
Reported EBITDA	$57.4	$58.9	$189.2	$232.3
WorldCom Settlements	-	(9.2)	-	(29.4)
Reciprocal Compensation Settlements	(5.2)	-	(19.1)	(3.9)
Onetime Cost Savings	(7.0)	-	(7.0)	-
Adjusted EBITDA [1]	$45.2	$49.7	$163.1	$199.0
Reported EBITDA Margin	33%	35%	27%	35%
Adjusted EBITDA Margin [1]	27%	31%	24%	31%

(1) Excludes WorldCom and reciprocal compensation settlements and $7 million of one time cost savings in Q4 2002.
(2) Please see the fourth quarter earnings press release at www.twtelecom.com for further details on financial measures.

Note: The reconciliation of EBITDA to net loss is contained within our Consolidated Operations Highlights in our fourth quarter 2003 press release attached as exhibit 99.1 to our current report on Form 8-K dated February 2, 2004.

TIME WARNER TELECOM
THE POWER DRIVING YOUR NETWORK

27